SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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(Name of Registrant as Specified In Its Charter)

THE TODD-AO CORPORATION

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                                             THE TODD-AO CORPORATION
                                                        900 N. Seward Street
                                                Los Angeles, California 90038

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                         February 25, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of The Todd-AO Corporation, a Delaware corporation, will be held at The Beverly Prescott Hotel, 1224 S. Beverwil Drive at Pico Blvd., Los Angeles, CA 90035, on February 25, 1997, at 10:30 a.m. for the following purposes:

     1.  To elect a Board of Directors.

     2. To approve: (i) an increase in the number of shares reserved for issuance under the 1994 Stock Option Plan from 330,000 to 630,000; and
(ii) the grant of new stock options under the 1994 Stock Option Plan to Salah
M. Hassanein, Marshall Naify and Robert A. Naify to purchase 100,000 Class A Shares each at an exercise price of $10.50 per share.

     3. To approve: (i) the award under the 1995 Stock Option Plan of stock options to officers and directors to purchase an aggregate of 80,000 Class A shares at an exercise price of $10.50 per share; and (ii) an increase in the number of shares authorized under the 1995 Stock Option Plan from 770,000 to 900,000.

     4. To approve amendments to the 1986, 1994 and 1995 Stock Option Plans which: (i) modify the requirements for membership on the Committee which administers the Plans, consistent with amendments to Securities Exchange
Act Rule 16b-3; and (ii) allow the Committee in its discretion to permit an optionee to assign the vested portion of a nonqualified stock option.

     5. To adopt the 1997 Stock Option Plan and approve the award of stock options thereunder to purchase an aggregate of 140,000 Class A shares at an exercise price of $10.50 per share to non-employee directors of the Company.

     6. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1997.

    7. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on January 17, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND
RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.  THE
ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES.

DATED: January 20, 1997

                                                   /s/ Dan Malstrom
                                                        Dan Malstrom
                                                           Secretary

Page (i)

                                     THE TODD-AO CORPORATION
     PROXY STATEMENT FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

Description                                                                 Page

Information Concerning the Meeting                         1
    Record Date and Voting Rights                              1
    Voting of Proxies; Revocability                             1
    Ownership by Naify Interests                                 1
    Solicitation of Proxies                                            1
    Security Ownership of Certain
    Beneficial Owners and Management                      2
    Election of Directors                                               3
     Director Nominees                                                 4
    Meetings                                                                 5
    Committees                                                             6
    Compensation Committee Interlocks
    and Insider Participation                                         6
    Other Officers                                                         6
Executive Compensation                                            6
     Summary Compensation Table                              6
    Option/SAR Exercises and Value Table                8
Employment Agreements                                           9
Report of the Compensation Committee                    9
Report of the Stock Option Committee                     10
Section 16(a) Reporting                                            10
Stock Performance Graph                                         10
Stock Options                                                            11
     1986 Stock Option Plan                                       11
     1994 Stock Option Plan                                       11
     1995 Stock Option Plan                                       12
Proposal to Amend the 1994 Stock Option
Plan and Approve Awards Thereunder                    12
    General                                                                 12
     Required Vote                                                     12
     Description of Amendment                                 12
Proposal to Amend the 1995 Stock Option Plan
Plan and Approve Awards Thereunder                    13
     General                                                                13
     Required Vote                                                     14
Proposal to Amend Administrative Provisions
of the 1986, 1994 and 1995 Stock Option Plans      14
     Committee Membership                                      14
     Background                                                          15
     Description of Amendment                                  15
     Assignability of Non-Qualified Stock Options    15
     Background                                                          15
     Description of Amendment                                  16
     Required Vote                                                      16

Page (ii)

Description                                                                 Page

Proposal to Approve the Adoption of
the 1997 Stock Option Plan
and Stock Option Awards Thereunder                     16
     General                                                                16
      Eligibility and Benefits                                       16
      Administration                                                    17
      Terms of Options                                                17
      Tax Treatment                                                     17
      Amendment                                                         19
      Awards                                                                19
      Required Vote                                                     19
New Plan Benefit Table                                            19
Approval of Independent Auditors                           20
Stockholder Proposals                                              21
Transaction of Other Business                                 21

           Appendix A: 1997 Stock Option Plan

                             THE TODD-AO CORPORATION
                                            900 N. Seward Street
                                Los Angeles, California 90038

     The accompanying proxy is solicited by the Board of Directors of The Todd-AO Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on February 25, 1997 at 10:30 a.m., and at any adjournment of the meeting, for the purposes set forth in the accompanying notice.

                      INFORMATION CONCERNING THE MEETING

Record Date and Voting Rights

      Only stockholders of record as of the close of business on January 17, 1997 are entitled to notice of and to vote at the meeting. On that date there were outstanding 8,201,890 shares of Class A Stock and 1,747,178 shares of Class B Stock. The holders of shares of Class A and Class B Stock are entitled to, respectively, one vote and ten votes for each share held. Stockholders are not entitled to cumulate their votes in connection with the election of directors.

Voting of Proxies; Revocability

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, they will be voted FOR the election of management nominees for directors and FOR Proposals 2, 3, 4, 5 and 6. Any stockholder may revoke his or her proxy at any time before it has been exercised by written notice to the Company, by submission of a proxy bearing a later date or by voting in person at the meeting.

Ownership by Naify Interests

     On the record date for this meeting, the Naify Interests owned of record and beneficially 3,154,072 shares of Class A Stock (38.46% of the total outstanding Class A Stock) and 1,703,639 shares of Class B Stock (97.51% of the total outstanding Class B Stock) and have over 75% of the combined voting power of both classes of stock. As a result, stockholder approval of the proposals is virtually assured, notwithstanding negative votes by other stockholders.

Solicitation of Proxies

     Solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the use of the mails, management may solicit proxies by telephone, telegraph and personal interview. Brokers, nominees and other similar record holders will be requested to forward soliciting material to persons who have a beneficial interest in the Class A Stock registered in the name of such nominees and will be reimbursed for their reasonable out-of-pocket expenses by the Company.

     This Proxy Statement was first mailed to stockholders on or about January 24, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information with respect to the beneficial ownership of the Company's outstanding Common Stock as of January 17, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or executive officer of the Company who beneficially owns any shares, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent such power may be shared with a spouse.

			NUMBER OF SHARES
			BENEFICIALLY OWNED		    PERCENT (2)

NAME(1)		 CLASS A	CLASS B	CLASS A	CLASS B
A.C. Childhouse		49,240		--		   .60%		--%
Clay M. Davis		25,100 (3)	-- 		   .31		--
J.R. DeLang		59,200 (3)	--		   .72 		--
David Haas		  5,000 (3)			  .06		--
Heine Securities
Corporation(4)		652,442		--		7.95		--
Richard C. Hassanein	  20,150 (3)	-- 		  .25		--
Salah M. Hassanein	559,043 (3)	--		6.69		--
Herbert L. Hutner	  27,543		--		  .34		--
Christopher D. Jenkins	 61,600 (3)	--		  .75		--
Robert I. Knudson	 73,889 (3)	--		  .90		--
Marshall Naify(7)          1,185,984 (3)(5)  678,839	            14.29		38.85
Michael S. Naify(7)	 77,834		--	                .95		--
Robert A. Naify(7)        1,113,964 (3)(6)  906,290	           13.42		51.87
Other Naify Interests(7)  775,855	          118,510	             9.46		 6.78
A. Frank Pierce		 5,000				.06		--
Zelbie Trogden		 9,600 (3)	--	               .12		--
All directors and
current executive
officers as a group
(18 persons)	       3,310,862 (3)      1,585,129                37.62		90.72

Notes to Security Ownership Table:

(1) The address of each of the beneficial owners identified is 172 Golden Gate Avenue, San Francisco, California 94102, except for Heine Securities Corporation whose address is 51 JFK Parkway, Short Hills, New Jersey 07078.

(2) Based on 8,201,890 shares of Class A Common Stock and 1,747,178 shares of Class B Common Stock outstanding at January 17, 1997. Pursuant to the rules of the Commission, certain shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes options exercisable within 60 days by Messrs Childhouse (8,333); Davis (25,100), DeLang (59,200); Haas (5,000); R. Hassanein (19,050);
S. M. Hassanein (152,000); Hutner (8,333); Jenkins (61,600); Knudson (41,800)
Marshall Naify (98,100); Michael Naify (5,000); R. A. Naify (98,100); Pierce (5,000); Trogden (9,600); All directors and current executive officers as a group (600,466).

(4)   Schedule 13G filed on February 10, 1996 by Heine Securities
Corporation and Michael F. Price indicates that Heine Securities Corporation has sole investment discretion and voting authority with respect to the shares of Class A Common Stock, which are legally owned by one or more of its investment advisory clients.

(5) Includes 98,067 Class A shares held in the name of Marshall Naify as trustee for one of his children and 30,166 shares of Class A Common Stock held by a trust for which Mr. Naify is both trustee and beneficiary. Excludes 106,092 shares of Class A Common Stock held by an independent trustee for the benefit of three of Mr. Naify's children. Mr. Naify disclaims beneficial ownership of the shares held by the independent trustee.

(6) Excludes 461,473 shares of Class A Common Stock held of record or beneficially by Mr. Naify's adult children and grandchildren as to which he disclaims beneficial ownership.

(7) The Naify Interests (consisting of Marshall Naify, Robert A. Naify, various members of their families and trusts for the benefit of such members) may be deemed to constitute a "group" for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934. The total Class A and B Stock beneficially owned by The Naify Interests as of January 17, 1997 is 3,154,072 (38.46%) and 1,703,639 (97.51%), respectively.

                   ELECTION OF DIRECTORS

     At the meeting a Board of thirteen directors will be elected to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees was elected at the Annual Meeting of Stockholders on March 27, 1996, except for Messrs. Haas and Pierce who were elected at a board of Directors meeting held on October 4, 1996. Certain officers and directors of the Company were formerly associated in various capacities with United Artists Communications, Inc. ("UACI"), now known as United Artists Theatre Circuit, Inc., a motion picture theater company. UACI owned approximately 85% of the
Company's common stock until 1986.   Election of each nominee requires the
affirmative votes of a majority of the total combined votes of the Class A and Class B shares.

EACH PROXY  RECEIVED  WILL BE VOTED FOR THE  ELECTION  OF THE
NOMINEES NAMED BELOW UNLESS OTHERWISE  SPECIFIED IN THE PROXY.

Director Nominees

          Salah M. Hassanein, age 75, was elected as a Director in 1962. In July 1996, Mr. Hassanein was appointed the President and Chief Executive Officer of the Company. From 1994 to 1996, he served as President and Chief Operating Officer. Prior to 1994, Mr. Hassanein was the Company's Senior Executive Vice President. Mr. Hassanein also served as President of Warner Bros. International Theatres Co. from 1988 to June 30, 1994, and is presently a consultant to Warner Bros. Mr. Hassanein previously served as Executive Vice President of UACI and President and director of United Artists Eastern Theatres, Inc. Mr. Hassanein is a principal of SMH Entertainment, Inc. and a director of Software Technologies Corporation.

          J.R. DeLang, age 40, was elected a Director in 1993. He has been the Senior Vice President of the Company and the Executive Vice President of the Company's Todd-AO Studios division since 1993. Mr. DeLang previously served as Vice President of Sales and Marketing of Todd-AO Studios from 1988 to 1993 and Director of Sales and Marketing from 1987 to 1988.

          Richard C. Hassanein, age 45, has served as Vice President of the Company and Director since 1993 and served as Executive Vice President of the Company's subsidiary, Todd-AO Studios West, since 1995. Previously, he served as Executive Vice President of the Company's subsidiary, Todd-AO Studios East, from 1991 to 1995. Prior to 1991, Mr. Hassanein was an independent representative for film and television producers. Previously, he was President of United Film Distribution Co., Inc. Mr. Hassanein is the son of Salah M. Hassanein.

         Christopher D. Jenkins, age 42, has been a Senior Vice President and Director of the Company since 1987. He was appointed President of Todd-AO Studios in 1990 and served as Vice President from 1987 to 1990. Mr. Jenkins is currently a lead sound mixer for the Company.

        Marshall Naify, age 76, was elected a Director in 1964, and currently serves as Co-Chairman of the Board. He served as Chairman of the Board during the period of 1990 until July 1996. From 1995 until July 1996, he also served as Co-Chief Executive Officer. Mr. Naify previously served as Chairman of the Board and Co-Chief Executive Officer of UACI. Mr. Naify is an investor. He is the brother of Robert A. Naify.

        Robert A. Naify, age 74, was elected a Director in 1959 and currently serves as Co-Chairman of the Board. Mr. Naify served as Co-Chairman and Co-Chief Executive Officer from 1995 until July 1996. He previously served as President and Chief Executive Officer during the period of 1990 until 1994. Mr. Naify also served as President and Co-Chief Executive Officer of UACI. Mr. Naify is an investor and is a director of Tele-Communications, Inc. He is the brother of Marshall Naify.

          A.C. Childhouse, age 86, was elected a Director in 1964. He previously served as a Senior Vice President and Director of UACI. Mr. Childhouse is an investor.

        David Haas, age 55, was elected a Director in October 1996. Mr. Haas has been a financial consultant since 1995, and has assisted clients in the negotiation and structuring of acquisitions. From 1990 to 1994, Mr. Haas served as Senior Vice President and Controller of Time Warner Inc.

          Herbert L. Hutner, age 88, was elected as a Director in 1987. He is an investor and a financial consultant.

          Robert I. Knudson, age 71, was elected as a Director in 1983, and currently serves as a consultant to the Company. He was previously an Executive Vice President of the Company and served as President of Todd-AO Studios from 1981 until 1990.

          Michael S. Naify, age 34, was elected a Director in 1993. He was previously Vice President of the Company, serving in that capacity from 1993 to 1994. He is the son of Marshall Naify.

          A. Frank Pierce, age 66, was elected as a Director in October 1996. Mr.Pierce currently acts as an international consultant providing services related to motion picture distribution. From January 1993 to June 1996, Mr. Pierce served as Senior Vice President of Europe Theatrical Distribution for Time Warner Entertainment. From 1972 to 1993, he served as Vice President of Europe Theatrical Distribution for Time Warner Entertainment. From 1955 to 1972, Mr. Pierce served in numerous international positions within the motion picture industry including Managing Director of Italy for Paramount Pictures International and management positions in four Latin American countries for Columbia Pictures International.

         Zelbie Trogden, age 60, was elected a Director in 1994. He has been a financial consultant and a director of Citadel Holding Corporation and Fidelity Federal Bank since 1993. Prior thereto, he held various executive positions with Bank of America and Security Pacific National Bank from 1960 to 1993.

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Meetings

     During the fiscal year ended August 31, 1996, the Board of Directors held two meetings. The only directors who failed to attend at least 75% of the meetings of the Board of Directors were Herbert Hutner and Marshall Naify.

Committees

     The Company has an Executive Committee composed of Messrs. Salah Hassanein, Marshall Naify and Robert A. Naify. The functions of the Executive Committee include acting on matters which by reason of time limitations cannot be acted upon by the Board of Directors and studying matters which are anticipated to be considered by the Board in the future. During the fiscal year ended August 31, 1996, the Executive Committee held no formal meetings, but met informally on a number of occasions.

     The Company also has a Compensation Committee consisting of Messrs. Childhouse, Hutner and Pierce and an Audit Committee consisting of Messrs. Haas, Hutner and Trogden. The principal functions of the Compensation Committee are to review and make recommendations to the Board of Directors concerning executive compensation. The Compensation Committee acted once during the fiscal year ended August 31, 1996. The Audit Committee makes recommendations to the Board concerning the engagement of independent auditors, reviews the auditing engagement, its results and the Company's internal accounting controls, and directs investigations into matters within the scope of its functions. The Audit Committee met once during the fiscal year ended August 31, 1996.

     A Committee consisting of Messrs. Childhouse and Hutner administered the Company's Stock Option Plans during fiscal 1996 and acted once during that year.

Compensation Committee Interlocks and Insider Participation

    None of the members of the Compensation Committee is an employee of the Company.

Other Officers

    Information concerning the officers of the Company who are not also directors is incorporated by reference from pp. 13-15 of the Annual Report on Form 10-K which was mailed concurrently with this Proxy Statement.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. Commencing September 1, 1996, Directors who are not employees of the Company will receive $10,000 cash compensation annually for their services as directors. The table on the next page shows, for the years ended August 31, 1996, 1995 and 1994 all forms of compensation for the Chief Executive Officer and each of the most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for the year ended August 31, 1996.

Summary Compensation Table

				Annual			Long Term
				Compensation(1)		Compensation
							No. of Securities
				Fiscal			Underlying	All Other
Name and Principal Position	Year	Salary		Options		Compensation
Salah M. Hassanein		1996      100,000 (2)          --		--
President and 			1995      100,001 (2)        66,000		--
Chief Executive Officer		1994      100,000 (2)       110,000		--
The Todd-AO Corporation

J.R. DeLang			1996      335,442	             --		15,000 (3)
Executive Vice-President		1995      293,942	             --		19,168 (3)
Todd-AO Studios			1994      203,876	             -- 	  	  3,073 (3)

Christopher D. Jenkins		1996      575,631 (4)         --		 3,460 (4)
President			1995      465,981 (4)         --		 3,385 (4)
Todd-AO Studios			1994      471,920 (4)         -- 		 4,146 (4)

Clay M. Davis			1996     176,546		--		 3,460 (5)
Vice President			1995     151,575		16,500		 3,385 (5)
Todd-AO Studios			1994     151,231		--		 3,385 (5)

Richard O'Hare			1996     173,695		--  		17,228 (6)
President			1995     176,491		11,000		--
Todd-AO Video Services		1994        --		--		--


Notes to Summary Compensation Table

(1) The columns for "Bonus" and "Other Annual Compensation" have been omitted because there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits provided to each officer listed above is less than 10% of the total annual salary of such officer.

(2) Amounts shown as salary include professional fees of $80,000 for 1996, 1995 and 1994.

(3) Amounts shown as "All Other Compensation" represent contributions made by the Company to its 401(k) Plan for 1996 and 1995 and under a collective bargaining agreement to the Motion Picture Industry Pension Plan for 1994 on Mr. DeLang's behalf.

(4) Amounts shown as salary include compensation of $475,631, $365,981 and $388,586 for 1996, 1995 and 1994, respectively, attributable to services as a sound mixer. Amounts shown as "All Other Compensation" represent contributions made by the Company under a collective bargaining agreement to the Motion Picture Industry Pension Plan on Mr. Jenkins' behalf.

(5) Amounts shown as "All Other Compensation" represent contributions made by the Company under a collective bargaining agreement to the Motion Picture Industry Pension Plan on Mr. Davis' behalf.

(6) Amounts shown as "All Other Compensation" represent contributions made by the Company to its 401(k) Plan on Mr. O'Hare's behalf.

Option/SAR Exercises and Value Table

    No stock options were granted by the Company during the fiscal year ended August 31, 1996 to the executive officers named in the Summary Compensation Table. The following table shows each exercise of stock options during the fiscal year ended August 31, 1996 by each of the executive officers named in the Summary Compensation Table, together with respective aggregate values of unexercised options as at August 31, 1996.


                                            Aggregated Option/SAR Exercises in Last Fiscal Year
                                                            and FY-End Option/SAR Values

										Value of
							   Number of                Unexercised
							   Unexercised            In-the-Money
							   Options/SARs        Options/SARs
							   FY-End (#)               FY-End ($)
                                        Shares Acquired			   Exercisable/              Exercisable/
Name                              on Exercise (#)     Value Realized ($)	   Unexercisable           Unexercisable
Salah M. Hassanein                    --                          --                   110,000/66,000     $924,880/$626,208

J. R. DeLang                               --                         --                    52,800/13,200      $463,331/$105,930

Christopher D. Jenkins               --                         --                    59,400/6,000        $524,964/$52,965

Clay M. Davis                            --                         --                    20,900/6,600        $195,569/$52,965

Richard O'Hare                           --                        --                       6,600/4,400          $50,741/$33,827


Employment Agreements

     The Company has employment agreements with Messrs. Jenkins, DeLang, Davis and O'Hare. Under Mr. Jenkins' agreement (which expired on 12/31/96 but is expected to be renewed for a term expiring December 31, 2000), compensation for sound mixing services is paid on an hourly basis at four times the minimum supervisor union rate. Mr. Jenkins receives an additional $100,000 per year for management and administrative services. The agreement with Mr. DeLang (expiring September 30, 1997) provides for a salary of $285,000 for the twelve months ending September 30, 1995, $300,000 for the twelve months ending September 30, 1996 and $320,000 for the twelve months ending September 30, 1997. Mr. Davis' agreement (expiring February 28, 1999) provides for compensation of $200,000 per annum, consisting of $150,000 for engineering and technical services and $50,000 per annum for management and administrative services. Mr. O'Hare's agreement (expiring August 31, 1997) provides for a salary of $153,016, $168,000 and $203,000 for the twelve months ending August 31, 1995, 1996, and 1997, respectively.

     None of the foregoing agreements include any termination or change-in-control payments. The Company's stock option plans provide that the unvested portion of the awards will become vested and exercisable in connection with a change-in-control.

             REPORT OF THE COMPENSATION COMMITTEE

     Securities and Exchange Commission rules require a disclosure of the Compensation Committee's policies applicable to the Company's executive officers with respect to compensation reported for the fiscal year ending August 31, 1996. During the fiscal year, the Compensation Committee approved a new employment agreement with Clay M. Davis. Mr. Davis' compensation is commensurate with his responsibilities and consistent with that earned by other executives of comparable experience. Compensation levels for the Company's full time executives are generally determined primarily by reference to competitive levels for individuals of like experience in similar positions and by prior performance with the Company rather than by relationship to corporate performance.

     The Company's compensation policy is to provide a reasonably competitive level of current compensation to its executives together with long term equity incentives, the value of which depends upon performance that increases value to the stockholders. The Company does not presently pay cash bonuses to its executives and the equity incentives consist solely of stock options with vesting restrictions, which the Committee believes encourages commitment and provides benefits directly related to corporate performance.

                                             COMPENSATION COMMITTEE

                                             A. C. Childhouse
                                             Herbert L. Hutner
                                             A. Frank Pierce

                            REPORT OF THE STOCK OPTION COMMITTEE

     During fiscal 1996 there were no stock options granted to officers or directors.

                                        STOCK OPTION COMMITTEE

                                        A. C. Childhouse
                                        Herbert L. Hutner

                              SECTION 16(a) REPORTING

     Section 16(a) of the Exchange Act requires the Company's officers, directors and 10% shareholders to file reports of ownership with the SEC and to provide the Company with copies of such filings. Based solely upon a review of the copies received, the Company believes that its executive officers, directors and 10% shareholders were in compliance with
Section 16(a) for the fiscal year ended August 31, 1996.

                            STOCK PERFORMANCE GRAPH

    The graph on the following page compares the yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock during the five years ended August 31, 1996 with the cumulative total return on the NASDAQ Stock Market Index (U. S. Companies) and a selected peer group index consisting of NASDAQ stocks with a Standard Industrial Classification similar to the Company's.

                                                               (GRAPH)




                                               The Todd-AO Corporation
                                          Five Year Performance Comparison

                                                          Year End Data

                                                      08/31/91    08/31/92    08/31/93    08/31/94    08/31/95    08/31/96
The Todd-AO Corporation            100.0           96.90          87.80        153.50      248.10         332.70
NASDAQ Stock Market                 100.0         108.50         143.10      148.90      200.50         226.10
NASDAQ Peer Group                    100.0         114.10         250.00      181.30      201.00           93.00
(SIC 7810-7819 US + Foreign)
Motion Picture Production
and Allied Services


                                 STOCK OPTIONS

     The Company presently has three stock option plans: the 1986 Stock Option Plan, the 1994 Stock Option Plan and the 1995 Stock Option Plan. All plans relate solely to Class A shares.

1986 Stock Option Plan

     The Company's 1986 Stock Option Plan (the "1986 Plan") was approved by the shareholders in July 1987. The 1986 Plan provides for the grant of incentive stock options (at not less than 100% of fair market value on the date of the grant), non-qualified stock options (at not less than 85% of fair market value on the date of the grant) or a combination thereof. An aggregate of 660,000 Class A Shares was originally reserved for issuance under the 1986 Plan, which is administered by the Stock Option Committee. Options to purchase an aggregate of 290,735 shares were outstanding under the 1986 Plan at January 17, 1997 as incentive and non-qualified options at exercise prices ranging from $2.03 to $5.06 per share. On February 7, 1995, the shareholders approved an extension of the termination date of the 1986
Plan until August 31, 2004 with respect to options for an aggregate of 213,675 shares granted on September 26, 1994. On March 27, 1996, the shareholders approved an extension of the termination date of the 1986 Plan with respect to nonqualified options to purchase an aggregate of 163,560 shares originally expiring on August 31, 1996. The termination date was extended to August 31, 1997 with respect to 50% of such shares and until August 31, 1998 as to the remaining 50%.

     If adopted, Proposal 4 will (i) modify the requirements for membership on the Committee which administers the 1986 Plan, consistent with amendments to SEC Rule 16b-3; and (ii) allow the Committee in its discretion to permit an optionee to assign the vested portion of a nonqualified stock option.

1994 Stock Option Plan

     The Company's 1994 Stock Option Plan (the "1994 Plan") was approved by the shareholders in August 1994. The 1994 Plan provides for the grant of incentive stock options (at not less than 100% of fair market value on the date of the grant), non-qualified stock options (at not less than 85% of fair market value on the date of the grant) or a combination thereof. An aggregate of 330,000 shares has been reserved for issuance under the 1994
Plan. All of those shares have been awarded to Salah Hassanein (at an exercise price of $3.26 per share) and Marshall Naify and Robert A. Naify
(at an exercise price of $3.59 per share) as incentive options to purchase 110,000 Class A Shares each. The options vest over a five year period commencing on September 1, 1994 and once vested terminate on August 31, 2003 (in the case of Mr. Hassanein) and June 23, 1999 (in the case of Messrs. Naify and Naify). There are presently no options available for grant. The
1994 Plan is administered by the Stock Option Committee.

     If adopted, Proposals 2 and 4 will: (i) increase the number of shares reserved for issuance under the 1994 Plan by 300,000; (ii) approve the award to Salah M. Hassanein, Marshall Naify and Robert A. Naify of options to purchase 100,000 shares each; and (iii) modify the requirements for membership on the Committee consistent with amendments to SEC Rule 16b-3; and (iv) allow the Committee in its discretion to permit an optionee to assign the vested portion of a nonqualified stock options.

1995 Stock Option Plan

     The Company's 1995 Stock Option Plan (the "1995 Plan") was approved by the shareholders in February 1995. The 1995 Plan provides for the grant of incentive stock options (at not less than 100% of fair market value on the date of the grant), non-qualified stock options (at not less than 85% of fair market value on the date of the grant) or a combination thereof. An aggregate of 440,000 shares was originally reserved for issuance under the 1995 Plan. Options to purchase an aggregate of 650,910 shares were outstanding under the 1995 Plan at January 17, 1997 as incentive and non-qualified options at exercise prices ranging from $4.50 to $5.29 per share. The options vest over a five year period commencing on or near the date of grant and once vested terminate on August 31, 2004. As of January 17, 1997, there were 74,390 options available for grant under the 1995 Plan. The 1995 Plan is administered by the Stock Option Committee.

     If adopted, Proposals 3 and 4 will :(i) increase the number of shares reserved for issuance under the 1995 Plan by 130,000; (ii) approve the award to officers and directors of options to purchase 80,000 shares at $10.50 per share; and (iii) modify the requirements for membership on the Committee consistent with amendments to SEC Rule 16b-3;
and (iv) allow the Committee in its discretion to permit an optionee to assign the vested portion of a nonqualified stock options.

                        PROPOSAL TO AMEND
                    THE 1994 STOCK OPTION PLAN
           AND APPROVE AWARDS THEREUNDER

General

     On January 8, 1997, the Board of Directors, subject to shareholder approval, increased the number of shares reserved for issuance under the 1994 Plan by 300,000 and granted options to purchase 100,000 shares each to Messrs. Salah M. Hassanein, Marshall Naify and Robert A. Naify. The exercise price of the options is $10.50 per share. The respective vesting dates for each optionee are shown in the table on the following page.


				Awards Under 1994 Stock Option Plan
				Number of Shares Vesting On:

Name			01/08/97   09/01/97   09/01/98   09/01/99   09/01/00   09/01/01  Total
Salah M. Hassanein	20,000	   20,000	      20,000     20,000       20,000      --             100,000
Marshall Naify		20,000	   20,000      20,000     20,000         9,474      10,526    100,000
Robert A Naify		20,000	   20,000      20,000     20,000         9,474      10,526    100,000


   It is anticipated that all such options will be nonqualified stock options except for incentive options of 26,994 shares to Mr. Hassanein and 11,673 shares each to Marshall Naify and Robert A. Naify. The expiration date of the options is August 31, 2003 (the termination date of the 1994 Plan) except that incentive options granted to Messrs. Naify (each of whom is a 10% shareholder) will expire on January 7, 2002.

     Messrs. Hassanein, Naify and Naify presently each have options for 110,000 shares under the 1994 Plan and 66,000 shares under the 1995 Plan. The effect of the proposal would be to increase each individual's options to 276,000 shares, subject to vesting restrictions. As shown in the Summary
Compensation Table, Mr. Hassanein receives cash compensation of $100,000 per year. Messrs. Marshall Naify and Robert A. Naify receive employee compensation of $5,000 per year. Given these levels of cash compensation and the absence of other incentive compensation or bonus plans, the Board of Directors believes that the additional options are appropriate.

Required Vote

    Approval of the amendment of the 1994 Plan and awards thereunder requires the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. The Board of Directors recommends a vote FOR this proposal.

                                        PROPOSAL TO AMEND
                                THE 1995 STOCK OPTION PLAN
                            AND APPROVE AWARDS THEREUNDER

General

     The Board of Directors proposes to increase the number of shares reserved for issuance under the 1995 Plan by 130,000. As of January
17, 1997 there were only 74,390 options available for grant under the 1995 Plan. The Board of Directors believes that it is in the Company's best interests to have additional shares available for potential issuance to key personnel.

   The shareholders are also requested to approve the award on December 17, 1996 of new stock options to purchase an aggregate of 80,000 shares to officers and directors, all at an exercise price of $10.50 per share. The names of the recipients, the respective option amounts and the vesting dates are as follows:

			Awards Under 1995 Stock Option Plan
			Number of Shares Vesting On:
Name			01/08/97   09/01/97   09/01/98   09/01/99   09/01/00   Total
Silas R. Cross		 2,000	    2,000	       2,000     2,000         2,000        10,000
Clay M. Davis		 2,000	    2,000	       2,000     2,000         2,000        10,000
J. R. DeLang		 2,000	    2,000	       2,000     2,000         2,000        10,000
Coburn Haskell		 2,000	    2,000	       2,000      2,000         2,000       10,000
Richard Hassanein	 2,000	    2,000	       2,000      2,000         2,000       10,000
Chris Jenkins		 2,000	    2,000	       2,000      2,000         2,000       10,000
Robert Knudson		 2,000	    2,000	       2,000      2,000         2,000       10,000
Richard O'Hare		 2,000	    2,000	       2,000      2,000         2,000       10,000

Total								             80,000

     All of these individuals are active in the Company's management and do not participate in any other bonus or incentive plans. The award of additional options is consistent with the Company's policy of providing long term equity incentives the value of which depends upon performance that increases value to the stockholders.

Required Vote

    Approval of the increase in reserved shares under the 1995 Plan requires the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. Approval of the awards under the 1995 plan does not require a shareholder vote but is nonetheless requested and will be deemed obtained by the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. The Board of Directors recommends a vote FOR this proposal.

                           PROPOSAL TO AMEND ADMINISTRATIVE
                             PROVISIONS OF THE 1986, 1994 and 1995
                                          STOCK OPTION PLANS

     The Board of Directors proposes to amend the provisions of the 1986, 1994 and 1995 Stock Option Plans in order to: (i) change the eligibility for membership on the Committee which administers the Plans; and (ii) allow the Committee in its discretion to permit the assignment of the vested portion of nonqualified stock options.

Committee Membership

	Section 2 of the 1986 Stock Option Plan provides in part as follows:

        2. Administration. The Plan shall be administered by a committee of not less than two persons to be appointed by the Board of Directors of the Company. (the "Committee"). The Committee shall from time to time at its discretion make determinations with respect to the officers and key employees of the Company to whom options shall be granted and the amount of such options. No member of the Committee shall be eligible to receive options or stock under the Plan or options, stock or stock appreciation rights under any other stock option or stock bonus plan of the Company while serving on the Committee or for a period of one year prior to serving on the Committee.

	Section 6.1 of the 1994 Plan and the 1995 Plan each provide as follows:

     6.1. Composition of Committee. The Plan shall be administered by a Committee to be appointed by the Board of Directors of the Company. The Committee shall consist of at least two directors who are "disinterested persons" within the meaning of Exchange Act Rule 16b-3, which presently requires (with certain exceptions) that such directors have not been granted or awarded equity securities pursuant to the Plan or any other Company plan during the one year period prior to service on the Committee.

Background

   During 1996, Securities Exchange Act Rule 16b-3 was amended to eliminate the "disinterested person" requirement and presently provides that awards of stock options will be exempt transactions for purposes of the "short swing" profit recovery provisions of Section 16(b) of the Exchange Act if approved by a committee of two or more Non-Employee Directors (as defined), by the entire Board of Directors or by the shareholders. The proposed amendments will bring the administration of the 1986, 1994 and 1995 Plans into conformity with Rule 16b-3 as amended.

Description of Amendment

     As amended, the first paragraph of Section 2 of the 1986 Plan and
Section 6.1 of the 1994 Plan and 1995 Plan will each provide as follows:

     Composition of Committee. The Plan shall be administered by a Committee to be appointed by the Board of Directors of the Company.
The Committee shall consist of at least two directors who are "Non-Employee Directors" within the meaning of Exchange Act Rule 16b-3.
The Committee shall be entitled to take any action which it deems appropriate to comply with Exchange Act Rule 16b-3 and related provisions (as presently existing or hereafter amended), including without limitation submission of any transaction to the entire Board of Directors or the shareholders for approval.

Assignability of Non-Qualified Stock Options

     Section 9 of the 1986 Plan provides as follows:

 9. NONASSIGNABILITY. No stock option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, any stock options which have been granted to him shall be exercisable only by him.

     Section 8 of the 1994 Plan and the 1995 Plan each provide as follows:

8. NONASSIGNABILITY. No option shall be assignable or transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, the option shall be exercisable only by the optionee, and no other person shall acquire any rights therein.

Background

     Options under the 1986, 1994 and 1995 Plans can be granted as either incentive options or non-qualified options. Incentive options provide certain potential income tax advantages to the optionee. However, the Internal Revenue Code imposes certain limitations on incentive options, including a requirement that such options be non-assignable and a limitation on the dollar amount becoming exercisable during any calendar year. The Company understands that there are certain estate planning implications associated with the ability to assign the vested portion of an employee stock option and believes that it is appropriate to permit such assignability with respect to non-qualified options.

Description of Amendment

  As amended, Section 9 of the 1986 Plan and Section 8 of the 1994 Plan and 1995 Plan will each provide as follows:

ASSIGNABILITY. No Incentive Option shall be assignable or transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, the Incentive Option shall be exercisable only by the optionee, and no other person shall acquire any rights therein. The Committee in its absolute discretion may permit assignment of the vested portion of any Non-Qualified Stock Option outstanding under the Plan.

Required Vote

   Approval of the amendments to the 1986, 1995 and 1995 Stock Option Plans requires the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. The Board of Directors recommends a vote FOR this proposal.

                             PROPOSAL TO APPROVE THE ADOPTION OF
                                       THE 1997 STOCK OPTION PLAN
                                         AND AWARDS THEREUNDER

General

     The 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors on January 8, 1997 subject to approval by the stockholders. The 1997 Plan is intended to provide long-term incentives to selected individuals in the form of options to purchase the Company's Class A Common Stock.
The initial group of optionees consists of the Company's non-employee directors. The following discussion constitutes a brief description of the material features of the 1997 Plan and is qualified in its entirety by reference to the 1997 Plan which is attached as Appendix A.

Eligibility and Benefits

     The 1997 Plan provides for the grant to Company employees, directors and consultants of stock options which entitle the optionee to purchase shares from the Company at a fixed price over the term of the option.

Options may be granted either as incentive stock options as defined by the Internal Revenue Code, non-qualified stock options or a combination thereof. All 140,000 shares covered by the 1997 Plan have been allocated to the five Company directors who are not employees. Absent forfeitures or further shareholder action it is not anticipated that other individuals will receive options.

Administration

    The 1997 Plan is administered by a Committee (the "Committee") appointed by the Board of Directors. The Committee consists of at least two directors who are "Non-Employee Directors" within the meaning of Exchange Act
Rule 16b-3. Initially the Plan will be administered by the Company's Compensation Committee (presently consisting of Messrs. Childhouse,
Hutner and Pierce). The Committee shall be entitled to take any action which it deems appropriate to comply with Exchange Act Rule 16b-3 and related provisions (as presently existing or hereafter amended), including without limitation submission of any transaction to the entire Board of Directors or the shareholders

Terms of Options

     The terms and conditions of each option will be specified in written agreements in a form to be determined by the Committee. The Plan contains the following limitations on awards:

          Exercise Price. The exercise price for non-qualified options must be at least 85% of the fair market value of the Class A shares on the date of the grant. For incentive options the exercise price must generally be at least 100% of fair market value and, for those individuals owning more than 10% of the combined voting power of the Company's Common Stock
("10% shareholders"), at least 110% of fair market value.

          Vesting. Options in installments over a period determined by the Committee. Shares covered by incentive options must be held at least one year after exercise and cannot be resold within two years from the date of the grant. In addition, the aggregate fair market value of the stock (determined as of the date of the grant) with respect to which an incentive option becomes exercisable for the first time during any calendar year cannot exceed $100,000.

          Term. Once vested, an installment generally remains exercisable until August 31, 2006, the termination date of the 1997 Plan. Incentive options must be exercised within 10 years of the grant date (5 years for 10% shareholders). Upon termination of services, vested installments are exercisable within 3 months after the date of termination (one year if termination is due to death or disability). Unvested installments are forfeited and returned to the pool of shares which are subject to potential awards of options.

     Acceleration. Options accelerate and become fully exercisable without regard to vesting restrictions in the event of certain changes in control as defined in the Plan.

     Transferability. Awards of incentive options are not transferable by the grantee except by will, intestate succession or pursuant to certain qualified domestic relations orders. Consistent with the amendments to the 1986, 1994 and 1995 Plans, the Committee in its discretion may permit the assignment of the vested portion of non-qualified stock options.

Tax Treatment

     Based on management's understanding of existing federal income tax laws, the principal consequences of the grant and exercise of incentive stock  options and non-qualified stock options are summarized below.

        Incentive Options. The grant of an incentive stock option does not ordinarily have any income tax consequences to the optionee. If the shares are held at least one year after exercise and are not disposed of within two years from the date of grant, the optionee does not recognize taxable income upon exercise, but the amount by which the fair market value of the stock at the time of exercise exceeds the exercise price will be an item of tax preference which may be subject to the alternative minimum tax. Any gain or loss recognized upon the disposition of such shares by the optionee after the two-year and one-year periods described above will be treated as long-term capital gain or loss. If the option is treated as an incentive option, the Company does not receive a tax deduction.

     Non-Qualified Options. The grant of a non-qualified stock option also does not ordinarily have any income tax consequences to the optionee. Upon exercise, the optionee will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company is entitled to a tax deduction in the same amount as the income recognized by the optionee and at the same time that the optionee recognizes such income.

     When an optionee disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise will be treated as capital gain if the shares are a capital asset and will be long-term or short-term, depending on the holding period for the shares. The holding period commences upon exercise of the option. If the amount realized is less than such fair market value, the loss will be treated as long-term or short-term capital loss, depending upon the holding period for the shares.

Amendment

     The Board of Directors has broad authority to amend the 1997 Plan provided that participants consent to any amendments which diminish their rights. Shareholder approval or ratification is required for amendments which: (i) increase the number of shares subject to the 1997 Plan;
(ii) materially modify the requirements as to eligibility for participation in the 1997 Plan; (iii) extend the term during which options may be exercised; or (iv) extend the final date upon which options may be granted. Notwithstanding the foregoing, the Board of Directors may adopt such amendments as the Board shall in good faith deem necessary in order to conform the 1997 Plan to the requirements of Securities Exchange Act Rule 16b-3.

Awards

     On January 8, 1997 the Board of Directors, subject to approval of the shareholders awarded non-qualified stock options to the Company's non-employee directors as follows:


				Awards Under 1997 Stock Option Plan
				Number of Shares Vesting On:
Name			01/08/97   09/01/97   09/01/98   09/01/99   09/01/00   Total
A. C. Childhouse		 8,333	    8,333	       8,334       --                --             25,000
David Haas		 5,000	    5,000	       5,000      5,000         5,000        25,000
Herbert Hutner		 8,333	    8,333	       8,334      --                --             25,000
Michael S. Naify		 5,000	    5,000	       5,000      5,000         5,000        25,000
A. Frank Pierce		 5,000	    5,000	       5,000      5,000         5,000        25,000
Zelbie Trogden		 3,000	    3,000	       3,000      3,000         3,000        15,000

Total								           140,000


    Mr. Trogden was previously awarded an option for 10,000 shares. None of other non-employee directors presently have other Company stock options, and the Board of Directors believes that the award of stock options is necessary to encourage and retain the services of qualified individuals as Board Members.

Required Vote

    Adoption of the 1997 Plan and awards thereunder requires the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. The Board of Directors recommends a vote FOR this proposal.

                               NEW PLAN BENEFIT TABLE

    The foregoing amendments may be deemed equivalent to the creation of a new stock option plan for those individuals whose options are being approved. The table on the following page sets forth information regarding the expected benefits arising from Proposals 2, 3 and 5 for each person named in the Summary Compensation Table and for the indicated groups:


                                                  NEW PLAN BENEFITS
                                  AMENDMENT OF 1994 STOCK OPTION PLAN
                      APPROVAL OF AWARDS UNDER 1995 STOCK OPTION PLAN
                                  ADOPTION OF 1997 STOCK OPTION PLAN

Name                                                            Dollar Value ($)(1)          Number of Units
Salah M. Hassanein                                       $25,000                                    100,000
J.R. DeLang                                                       2,500                                      10,000
Christopher D. Jenkins                                      2,500                                      10,000
Rick O'Hare                                                       2,500                                      10,000
Clay Davis                                                         2,500                                      10,000

Executive Group (2)                                       95,000                                   370,000

Non-Executive (3)                                          35,000                                   150,000(3)
Director Group

Non-Executive Officer (4)                             39,625                                   158,500(4)
Employee Group


Notes to New Plan Benefit Table:

(1) Options were granted on January 8, 1997 at $10.50 per share.
On January 20, 1997, the closing price of the Company's Class A Stock as reported by NASDAQ was $10.75.

(2) This group consists of all executive officers.

(3) This group consists of Messrs. Childhouse, Haas, Hutner, Knudson, Michael S. Naify and Pierce.

(4) These options were awarded by the Stock Option Committee on December 17, 1996.

                              APPROVAL OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP has served as the Company's independent auditors for many years. The Board of Directors has approved their engagement for 1997 and requests ratification from the stockholders. A representative of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement and/or respond to appropriate stockholder questions.

Required Vote

    Shareholder approval is not required for the appointment of Deloitte & Touche LLP since the Board of Directors has the responsibility for selecting auditors. Ratification is nonetheless requested, and will be deemed obtained by the affirmative votes of a majority of the total combined votes of the Class A and Class B shares. The Board of Directors recommends a vote FOR this proposal.

                              STOCKHOLDER PROPOSALS

     If any stockholder intends to present a proposal for action at the Company's Annual Meeting to be held in 1998 and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before the later of (i) August 31, 1997, or (ii) a reasonable time before the proxy materials for the annual meeting are mailed to stockholders. Proposals should be addressed to the Company at 900 N. Seward Street, Los Angeles,
CA 90038  (Attention: Corporate Secretary).

                         TRANSACTION OF OTHER BUSINESS

    As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters are presented, proxies will be voted in accordance with management's judgment unless instructions to the contrary are given.

Dated: January 20, 1997

                                           By Order of the
                                           Board of Directors
                                         /s/ Dan Malstrom
                                          Dan Malstrom, Secretary

PAGE 21
                                 APPENDIX A

                  THE TODD-AO CORPORATION
                      1997 STOCK OPTION PLAN
                              (Effective January 8, 1997)

1. PURPOSE. This 1997 Stock Option Plan is intended to provide long term incentives to key Company personnel in the form of options to purchase shares of the Company's Class A Common Stock.

2.  DEFINITIONS.  The following terms shall have the indicated meanings:
	2.1.  Act.  "Act" shall mean the Securities Act of 1933, as amended.

	2.2.  Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

	2.3. Company. "Company" shall include The Todd-AO Corporation and any of its subsidiary corporations which meet the definition set forth in
Section 425 (f) of the Code.

	2.4. Committee. "Committee" shall mean the Committee appointed by the Board of Directors to administer the Plan.

	2.5. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

	2.6. Fair Market Value. "Fair market value" shall be the last sale price in the NASDAQ National Market System on a given date as published in the Wall Street Journal or if no report is available for such date, the next preceding date for which a report is available. If the shares are hereafter listed on one or more securities exchanges, "fair market value" thereafter shall be the highest closing price on any exchange for the date in question, or if such date is not a trading date, the next preceding trading date.

	2.7. Incentive Options. "Incentive options" shall be those options described in Section 422(a) of the Code.

	2.8. Non-Qualified Options. "Non-qualified options" shall mean options which are not incentive options.

	2.9. Shares. Unless the context otherwise requires, "shares" shall mean the shares of the Company's Class A Stock.

3. SHARES OF STOCK SUBJECT TO THE PLAN. The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's Class A Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 140,000 shares of Class A Stock, unless an adjustment is required by Section 12. To the extent that options granted under the Plan terminate, expire or are canceled prior to exercise, new options may be granted with respect to such shares.

4. ELIGIBILITY. Options may be granted under the Plan to any director, employee, prospective employee or consultant to the Company. The
Committee shall determine, within the limitations of the Plan, the persons to whom options are to be granted and the exercise price, vesting schedule and other terms of the option. Each option shall be evidenced by a written agreement between the Company and the optionee.

5. APPROVAL OF SHAREHOLDERS. The Plan shall be subject to the approval of a majority of the total combined votes of all outstanding shares of stock entitled to vote. Options granted prior to such approval shall not become exercisable unless and until such approval is obtained.

6. ADMINISTRATION.

	6.1. Composition of Committee. The Plan shall be administered by a Committee to be appointed by the Board of Directors of the Company.
The Committee shall consist of at least two directors who are "Non-
Employee Directors" within the meaning of Exchange Act Rule 16b-3.
The Committee shall be entitled to take any action which it deems appropriate to comply with Exchange Act Rule 16b-3 and related provisions (as presently existing or hereafter amended), including without limitation submission of any transaction to the entire Board of Directors or the shareholders for approval.

	6.2. Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who participate (or who are eligible to participate) in the Plan, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations as to the amount and terms of options and leaves of absence.

	6.3. Interpretation of Plan. The Committee shall have the power to interpret and construe the Plan, and its interpretation and construction of any provisions of the Plan within its authority shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

7. TERM OF OPTIONS AND EFFECT OF TERMINATION.

	7.1. Date of Grant. The date on which any option is granted shall be the date of the Committee's approval of such grant.

	7.2. Termination Date. Options may be granted under the Plan until August 31, 2006, the date of termination of the Plan. Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after August 31, 2006.

	7.3. Effect of Termination. In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the unissued shares shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan.

8. ASSIGNABILITY. No Incentive option shall be assignable or transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, the Incentive option shall be exercisable only by the optionee, and no other person shall acquire any rights therein. The Committee in its absolute discretion may permit assignment of the vested portion of any Non-Qualified stock option outstanding under the Plan.

9. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the terms and conditions of the Plan and shall state the following, subject to the limitations imposed by Section 10 with respect to incentive options:

	9.1. Number of Shares. Each option agreement shall state the number of shares to which the option pertains.

	9.2. Option Price. Each option agreement shall state the option price per share. The option price per share for non-qualified options shall be not less than 85% of the fair market value of the Common Stock on the date that the option is granted.

	9.3. Vesting. An option shall be exercisable in annual installments over a period specified by the Committee. Except as specifically otherwise provided herein, if the optionee ceases to serve as a director, employee or consultant prior to the eligibility date of an installment, the option shall terminate with respect to that installment (without pro ration for fractional years of service) and all subsequent installments. After the optionee has become eligible to exercise an installment, the right to exercise with respect to that installment shall remain in effect until the expiration or sooner termination of the option.

	9.4. Medium and Time of Payment. The option price shall be payable upon the exercise of an option in cash or, at the discretion of the Committee, in shares of the Common Stock or in a combination of cash and such shares. The Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. Upon receipt of payment and applicable tax remittance, the Company shall, subject to Section 9.6, deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

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PAGE 24

	9.5. Partial Exercise. To the extent that an option has become exercisable, it may, subject to the restrictions and limitations set forth in this Plan and the option agreement, be exercised in whole or in part, provided, however, that no option shall be exercised for less than ten shares. If exercised in part, the unexercised portion of an option shall continue to be held by the option holder and may thereafter be exercised as herein provided within the term of the option.

	9.6. Securities Law Restrictions. No option may be exercised until the applicable listing requirements of any securities exchange, or the registration or qualification requirements of any governmental authority have been complied with. Unless the shares issuable upon exercise of an option have been registered under the Act, the option holder shall, as a condition of issuance, provide written representations satisfactory to the Company's counsel to the effect that the shares are being acquired for the optionee's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares and that no transfers of the shares shall be made except in compliance with the Act and any rules and regulations promulgated thereunder. A legend to this effect may be endorsed upon unregistered shares so issued.

	9.7. Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

10. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive options under the Plan, if any, may be granted only to directors who are also officers or key employees of the Company. The aggregate fair market value (determined as of the date of grant) with respect to which incentive options are exercisable for the first time by any individual during any calendar year (under all incentive stock option plans of the employer corporation and its parents and subsidiaries) shall not exceed $100,000.
The option price for incentive options shall be not less than 100% of fair market value on the date of the grant. No incentive option shall be exercisable for more than ten years after the date of its grant. In addition, if the recipient of an incentive option owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of fair market value on the date of the grant and the option shall not be exercisable for more than 5 years from the date of its grant.

11.  TERMINATION OF SERVICES.

	11.1. Termination of Services-Generally. In the event that an optionee shall cease to be an employee, consultant or director of the Company for any reason other than death or disability, the option shall be exercisable, to the extent it was exercisable at the date the optionee ceased to be an employee, consultant or director, for a period of three months after such date and prior to the date on which the option expires by its terms. If not so exercised, the option shall terminate.

	11.2. Death or Disability. If an optionee dies or becomes permanently disabled within the meaning of Section 22(e)(3) of the Code while serving as an employee, consultant or director of the Company, or within the three-month period after termination of such status during which exercise of an option is permitted in accordance with Section 11.1, such option may, to the extent it was exercisable at the time of death or disability, be exercised for a period not to exceed the lesser of: (i) one year after the optionee's death or disability; or (ii) the period prior to the date on which the option expires by its terms. In the event of death, the option may be exercised by any person or persons designated by the optionee on a Beneficiary
Designation Form adopted by the Committee for such purpose, or, if there is no effective Beneficiary Designation Form on file with the Committee, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution.

12. ADJUSTMENTS. Adjustments to the options and the shares covered by the Plan shall be made as follows:

	12.1. Recapitalizations. The number of shares of Common Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from:
(i) a subdivision or consolidation of shares; (ii) the payment of a stock dividend of more than 2%; or (iii) any other increase or decrease of more than 2% in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

	12.2. Rights Offerings. In the event the Company shall issue rights, warrants or options to its shareholders on a pro rata basis entitling them to purchase shares of Class A or Class B Stock at a price less than fair market value of such Stock, the option price for outstanding options shall be proportionately reduced (and/or the number of shares subject to the option proportionately increased) to reflect as nearly as practicable the benefit that the option holder would have received had the option been exercised immediately prior to the record date for such rights, warrants or options.

	12.3. Reorganizations. If any merger, consolidation or similar transaction in which the Company is the surviving corporation (and which is not a Change in Control as hereinafter defined) shall affect any outstanding option under the Plan, the Committee shall take such action as is equitable or appropriate to substitute a new option for such affected option and to make the new option equivalent to the affected option as nearly as practicable.

	12.4. Changes in Control-Definition. A "Change in Control" shall be deemed to have occurred if:

		(a) there shall be consummated (i) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or (ii) any sale or other transfer of all or substantially all of the Company's assets (in one transaction or a series of related transactions); or

		(b) the stockholders of the Company shall have approved a plan or proposal for the liquidation or dissolution of the Company; or

		(c) there shall be consummated a sale to any person or group (as defined in the Securities Exchange Act of 1934) of Class A and/or
Class B shares entitled to cast more than 50% of the total combined votes of all outstanding Class A and Class B Shares; or

		(d) the Board of Directors of the Company shall otherwise have determined that a Change in Control has otherwise occurred.

	12.5. Changes in Control--Effect. A Change in Control shall cause each outstanding option to terminate effective one hundred eighty days after the consummation thereof, unless any agreement relating to a Change in Control shall otherwise provide. Notwithstanding the foregoing, agreements relating solely to a transaction described in paragraph (c) of
Section 12.4 may not terminate an outstanding option earlier than one hundred eighty days after the consummation thereof unless the optionee consents to an earlier termination. Effective concurrently with the Change in Control (whether or not the option is terminated or affected by the Change in Control) each optionee shall be entitled to exercise his option in full without regard to any limitations on exercisability and such option shall be considered fully vested.

	12.6. Committee's Authority. The Committee, in its discretion, shall make such other and further adjustments are equitable and appropriate with respect to any transaction affecting the capitalization of the Company.

	12.7. Company's Rights Unimpaired. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

13. AMENDMENT OF THE PLAN.

	13.1. Generally. The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further shareholder approval or ratification, no such amendment shall: (i) materially increase the benefits accruing to participants in the Plan; (ii) materially increase the number of shares subject to the Plan (except as authorized by Section 12); (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) extend the term during which options may be exercised; or (v) or extend the final date upon which options under the Plan may be granted. Notwithstanding the foregoing, the Board of Directors may adopt such amendments as the Board shall in good faith deem necessary in order to conform the Plan to the requirements of Exchange Act Rule 16b-3.

	13.2. Modifications to Options. Subject to the terms of the Plan and with the consent of the optionee where appropriate, the Committee may amend outstanding option agreements, including without limitation amendments which accelerate exercisability of any option; or cancel an option and issue a new option in substitution therefor.

14.  MISCELLANEOUS.

	14.1. No Rights as Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company to satisfy withholding tax requirements) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Section 12.3.

	14.2. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to the exercise of options will be used for general corporate purposes.

	14.3. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise such option.

	14.4. Agreement to Govern. In the event of any inconsistency between the terms of the option agreement and the description thereof contained herein, the terms of the agreement shall prevail.

                                              Form of Proxy Card:

                                THE TODD-AO CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 25, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                 DIRECTORS

    The undersigned hereby appoints Robert A. Naify, Silas R. Cross and Dan Malstrom, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of The Todd-AO Corporation to be held at The Beverly Prescott Hotel, 1224 S. Beverwil
Drive at Pico Blvd., Los Angeles, CA 90035 on February 25, 1997, at
10:30 A.M., and any adjournment(s) thereof, and to vote all shares of Class A or Class B Stock of The Todd-AO Corporation which the undersigned would be entitled to vote if personally present on the following:

	(1)  To elect a board of thirteen directors for the ensuing year.

FOR all nominees listed                   WITHOUT AUTHORITY
below (except as marked                  to vote for all
to the contrary below)                      nominees listed
                                                          below

	(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     A. C. Childhouse, J. R. DeLang, David Haas, Richard C. Hassanein, Salah M. Hassanein, Herbert L. Hutner, Christopher D. Jenkins, Robert I. Knudson, Marshall Naify, Michael S. Naify, Robert A. Naify, A. Frank Pierce and
Zelbie Trogden.

     (2) To approve: (i) an increase in the number of shares reserved for issuance under the 1994 Stock Option Plan from 330,000 to 630,000; and
(ii) the grant of new stock options under the 1994 Stock Option Plan to Salah
M. Hassanein, Marshall Naify and Robert A. Naify to purchase 100,000 Class A Shares each at an exercise price of $10.50 per share.

FOR           AGAINST             ABSTAIN

     (3) To approve: (i) the award under the 1995 Stock Option Plan of stock options to officers and directors to purchase an aggregate of 80,000 Class A shares at an exercise price of $10.50 per share; and (ii) an increase in the number of shares authorized under the 1995 Stock Option Plan from 770,000 to 900,000.

FOR           AGAINST             ABSTAIN

     (4) To approve amendments to the 1986, 1994 and 1995 Stock Option Plans which: (i) modify the requirements for membership on the Committee which administers the Plans, consistent with amendments to Securities Exchange
Act Rule 16b-3; and (ii) allow the Committee in its discretion to permit an optionee to assign the vested portion of a nonqualified stock option.

FOR           AGAINST             ABSTAIN

     (5) To adopt the 1997 Stock Option Plan and approve the award of stock options thereunder to purchase an aggregate of 140,000 Class A shares to non-employee directors of the Company.

FOR           AGAINST             ABSTAIN

     (6) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1997.

     (7) In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment thereof.

FOR           AGAINST            ABSTAIN

     THIS PROXY WILL BE VOTED AS DIRECTED.  IN THE ABSENCE
OF DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT AND
FOR PROPOSALS 2, 3, 4, 5 and 6.

                        Dated:                  , 1997

                          (Signature)

                         (Signature)

                                                   Please  sign exactly as
                                                   name appears at left.
                                                  Joint owners should each
                                                  sign. Attorneys,
                                                  administrators, trustees,
                                                  etc. should so indicate
                                                  when signing.

      STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND
       RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
       PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN
        THE UNITED STATES.